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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                 JUNE 21, 2000

                         AMAZON NATURAL TREASURES, INC.
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                ----------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                     33-26109                   88-0460880
               -------------------          ------------------
             (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
                                             IDENTIFICATION NO.)


                4011 WEST OQUENDO UNIT C, LAS VEGAS NEVADA 89118
              ----------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (702) 795-4333
                               ------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

The company believes that certain financial information previously reported may be misstated.

The company has engaged the accounting firm of Piercy,Bowler, Taylor and kern of Las Vegas Nevada to audit the financial statement for the years ending 1996,1997,1998 and 1999.

Following the audit the company anticipates that it will restate certain financial information

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   AMAZON NATURAL TREASURES, INC.
                                   (Registrant)

Date: June 21, 2000

By: /s/ MICHAEL A. SYLVER
--------------------------
Michael A. Sylver
President